UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2016
Medidata Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34387	13-4066508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Registrant’s telephone number, including area code: (212) 918-1800

350 Hudson Street, 9th Floor New York, New York	10014
(Address of principal executive offices)	(Zip Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory Arrangements of Certain Officers
On February 26, 2016, the compensation committee (the “Committee”) of the board of directors of Medidata Solutions, Inc. (the “Company”) approved the following compensatory arrangements for its named executive officers:
2015 Annual Cash Bonuses. The Committee determined the annual cash bonus awards for 2015 for each of the Company’s named executive officers, based on its assessment of achievement of the 2015 performance targets previously set by the Committee, as follows: Tarek Sherif (Chairman and Chief Executive Officer)—$313,500; Glen de Vries (President)—$313,500; Mike Capone (Chief Operating Officer)—$292,163; Rouven Bergmann (Chief Financial Officer)—$145,777; and Steven Hirschfeld (Vice Chairman)—$156,825.
2016 Salaries and Bonus Targets. The Committee approved 2016 salaries and target cash bonus amounts for the Company’s named executive officers. The 2016 cash bonuses will be determined by the Committee based on achievement of the following factors: (i) the Chief Executive Officer and President—100% corporate financial performance objectives (revenue and EBITDAO); and (ii) the bonuses for all other named executive officers of the Company will be based 75% on the company performance objectives and 25% based on individual performance objectives.
The table below sets forth the 2016 salaries and target cash bonus amounts of the Company’s named executive officers:

Name	Office	2016 Salary	2016 Bonus Target
Tarek Sherif	Chairman and Chief Executive Officer	$570,000	$570,000
Glen de Vries	President	$570,000	$570,000
Mike Capone	Chief Operating Officer	$475,000	$332,500
Rouven Bergmann	Chief Financial Officer	$450,000	$247,500
Steven Hirschfeld	Vice Chairman	$382,500	$191,250

2016 Equity Awards. The Committee approved equity awards for 2016 pursuant to the Amended and Restated 2009 Long-Term Incentive Plan, with 50% of such awards being in the form of shares of restricted stock with service-based vesting, and 50% of such awards being in the form of restricted stock units with performance-based vesting (“PBRSUs”), except for Mr. Hirschfeld who received 100% of such awards in the form of service-based shares of restricted stock.
The shares of restricted stock will vest annually over a four-year period from grant, 25% on the first anniversary of the grant date and each of the next three annual anniversaries of the grant date (i.e., one-fourth of the shares will vest on each of February 26, 2017, February 26, 2018, February 26, 2019, and February 26, 2020), subject to continued employment with the Company.

Each PBRSU represents a contingent right to receive 0-200% of the target number of shares. The number of shares actually earned shall be in a range from 0% to 200% of the target amount determined based on the Company’s total stockholder return (“TSR”) relative to the TSR of companies in the Russell 2000 Index over a three-year performance period ending December 31, 2018.
The table below sets forth the 2016 awards of restricted stock and PBRSUs awarded to the following named executive officers:

Name	Office	Number of Shares of Restricted Stock	Number of PBRSUs
Tarek Sherif	Chairman and Chief Executive Officer	76,472	76,472
Glen de Vries	President	76,472	76,472
Mike Capone	Chief Operating Officer	25,491	25,491
Rouven Bergmann	Chief Financial Officer	19,118	19,118
Steven Hirschfeld	Vice Chairman	25,491	—

2016 Transition Awards. The Committee approved transition awards for 2016 in the form of service-based shares of restricted stock pursuant to the Amended and Restated 2009 Long-Term Incentive Plan. The shares shall vest annually over a three-year period from grant, 33% on the first anniversary of the grant date and each of the next two annual anniversaries of the grant date (i.e., one-third of the shares will vest on each of February 26, 2017, February 26, 2018, and February 26, 2019).
The table below sets forth the 2016 transition awards awarded to the following named executive officers:

Name	Office	Number of Shares of Restricted Stock
Tarek Sherif	Chairman and Chief Executive Officer	12,745
Glen de Vries	President	12,745
Mike Capone	Chief Operating Officer	50,981
Rouven Bergmann	Chief Financial Officer	25,491

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIDATA SOLUTIONS, INC.

Date: March 3, 2016

	By:	/s/ MICHAEL I. OTNER
	Name:	Michael I. Otner
	Title:	Executive Vice President, General Counsel and Secretary